UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

WisdomTree, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10932	13-3487784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 34th Street 3rd Floor
New York, NY		10119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 801-2080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On March 18, 2024, WisdomTree, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Stockholder Rights Agreement, dated as of March 17, 2023, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended (the “Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

The Amendment extends the expiration date of the Rights Agreement. Specifically, the Rights will now expire at the close of business on March 17, 2025; provided that if the Company’s stockholders have not ratified the extension of the Rights Agreement by the close of business on the first day after the Company’s 2024 annual meeting of stockholders (including any adjournments or postponements thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

The Amendment also changes the definition of Exercise Price in the Rights Agreement from $32.00 to $45.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.

On March 18, 2024, the Company issued a press release announcing the extension of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Amendment No. 3, dated as of March 18, 2024, to Stockholder Rights Agreement, dated as of March 17, 2023, as amended, between WisdomTree, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent
99.1	Press Release issued by WisdomTree, Inc., dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date:	March 18, 2024	By:	/s/ Marci Frankenthaler
Marci Frankenthaler Chief Legal Officer and Secretary